UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

China Evolution Equity Fund	April 30, 2021
TCELX	Investor Class
TRCLX	I Class

T. ROWE PRICE CHINA EVOLUTION EQUITY FUND

HIGHLIGHTS

■	The fund delivered solid gains in the six-month period ended April 30, 2021, and significantly outperformed its benchmark.

■	Stock selection in the consumer discretionary sector contributed the most to relative performance, while the choice of securities and an overweight position in the industrials and business services sector was also additive. Conversely, stock picks in consumer staples detracted, although losses were, to a degree, offset by our underweight exposure. An underweight and stock choices in materials detracted modestly.

■	The fund’s largest overweight positions are in industrials and business services and consumer discretionary, while the biggest underweights are in financials and communication services. Over the six-month period, we significantly increased our exposure to industrials and business services.

■	Chinese equities had a stellar 2020, and given the speed of change and the inefficiencies in the market, we believe China remains a stock picker’s paradise. There are pockets of speculative bubbles, such as in some thematic stocks, but we are still able to find attractive opportunities in the supply chains that support these industries. The transition away from a carbon-intensive economy to a more sustainable economy offers a tailwind to industrialization, and we are finding very attractive value in some industrial businesses.

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CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2021, while rising yields weighed on returns for bond investors. Although the coronavirus continued to spread in many regions, the beginning of vaccine distributions led investors to look beyond negative headlines in anticipation of a strong economic recovery.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 40% range were common across developed and emerging markets. Reports of successful vaccine trials in November increased hopes for a return to normalcy in 2021 and spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic.

After a long period of underperformance, value shares outperformed their growth counterparts during the six-month period, and sector leaders also changed. Energy stocks produced strong gains as oil prices rebounded to their highest level in more than two years, and financials also outperformed as banks benefited from rising longer-term interest rates and improved lending margins. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, trailed wider benchmarks, although they continued to produce solid gains. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Besides the rollout of vaccines, extraordinary fiscal and monetary support from global governments and central banks remained a key factor in providing a supportive backdrop for markets. In the U.S., President Joe Biden signed the American Rescue Plan Act—a $1.9 trillion program that included direct payments of up to $1,400 to most Americans—into law in March. Central banks kept short-term lending rates near or even below zero, and both the Federal Reserve and the European Central Bank emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Although some regions continued to be impacted by lockdowns, there were signs of a rebound in many economies. The International Monetary Fund increased its forecast for global growth in 2021 to 6%, which would mark the fastest growth rate since 1976, and corporate earnings reports were generally better than expected.

While stock investors looked favorably on the continued accommodative policies and positive economic news, bond investors became concerned about rising inflation. As a result, yields of longer-term Treasuries and other high-quality sovereign debt surged during the period, weighing on returns in many fixed income sectors. High yield bonds, which are less sensitive to interest rate changes, produced strong results though, and tax-free municipal bonds recorded positive returns as states received pandemic-related financial assistance from the federal government and state tax revenues held up better than expected.

As we look ahead, the widespread rollout of vaccines, very supportive monetary and fiscal policies, and the release of pent-up consumer demand could provide support for additional market gains. However, we are aware that there are risks in this environment. Valuations are expensive under all but the most optimistic scenarios. In addition, there are signs of speculation in markets, as shown by the rapid rise in cryptocurrencies and capital formation through less conventional vehicles.

During the tumultuous market volatility of February and March 2020, our portfolio managers remained rooted in company fundamentals and focused on the long term—identifying companies with balance sheets that appeared strong enough to get them to the other side of this pandemic was a particular focus. As we hopefully move forward to better days, our investment teams will continue to follow this approach, applying strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FUND COMMENTARY

How did the fund perform in the past six months?

The China Evolution Equity Fund returned 29.70% in the six-month period ended April 30, 2021. The fund significantly outperformed the MSCI China All Shares Index Net. (Returns for the I Class shares varied slightly, reflecting a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Stock selection in the consumer discretionary sector contributed the most to relative performance, while the choice of securities and an overweight position in the industrials and business services sector was also additive. Conversely, stock picks in consumer staples detracted, although losses were, to a degree, offset by our underweight exposure. An underweight and stock choices in materials detracted modestly.

On a stock level, avoiding index heavyweight Alibaba Group Holding, which operates China’s dominant e-commerce platform, contributed strongly to relative performance. Concerns about its market dominance led to increased government scrutiny of the sector and prompted a regulatory clampdown. Elsewhere in the consumer discretionary sector, JS Global Lifestyle was a strong performer. The leading producer of small household appliances remained supported by strong product cycle momentum. Its execution on new product launches has been better than expected. Vipshop Holdings, which is the largest online apparel inventory clearance platform in China and uses a flash-sale model, also added value. An effective merchandising strategy and a steady expansion in its customer base have supported revenue and earnings growth. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Within industrials and business services, Country Garden Services Holdings (CGS), one of China’s leading property management companies, posted robust gains. The company reported a strong set of 2020 results and, possibly more importantly, provided bullish revenue and income guidance for the next several years. Shares of SITC International Holdings, a shipping logistics company, also generated substantial contribution to absolute and relative returns. The company has benefited from favorable supply dynamics, which was reflected in solid 2020 earnings while the dividend payout surprised on the upside. We believe the company is run by a high-quality management team with an excellent capital allocation track record. NARI Technology, a leading electrical equipment company that produces digital equipment used in China’s grid, was another area of strength for the portfolio. During the reporting period, China’s state-controlled power network operator, State Grid, released a plan to achieve peak emissions and carbon neutrality. This confirmed our investment thesis—namely that NARI will be a main beneficiary as China shifts its focus to environmental efficiency.

Conversely, the biggest detractor from relative performance was our position in Beijing Enterprise Urban Resources, an integrated waste management solutions provider in the industrials and business services sector. The company listed last year amid high market expectations; however, preannounced 2020 numbers were below expectations and the stock price declined. Within the consumer staples sector, shares in Beijing Shunxin Agriculture pulled back, along with the white liquor industry, following strong price performance. However, we still like the company as its distillery announced price adjustment plans; we think that the stock will benefit from this while still having room for further price hikes amid a recovery in consumption. In consumer discretionary, our overweight exposure to Guangzhou Automobile also dragged. The impact from production cutbacks due to a global semiconductor/chip shortage weighed on the shares.

How is the fund positioned?

Our focus is on identifying outlier companies, beyond the widely owned mega-cap stocks, that potentially offer durable growth that can compound over multiple years; accelerating growth from a new product or transition from an investment to a harvest cycle; or special situation opportunities that may create a disconnect between a company’s fundamentals and its share price.

As a result, the fund’s largest overweight positions are in industrials and business services and consumer discretionary, while the biggest underweights are in financials and communication services.

Over the six-month period, we significantly increased our exposure to industrials and business services. We initiated a position in Yangzijiang Shipbuilding. We believe this is a value play on a global demand recovery; new orders over the past few quarters have been robust. Given low fleet idle rates, ship liners’ profitability is high, which is likely to lead to a strong replacement cycle over the next two to three years.

We also established a new position in Shenzhen Megmeet Electrical, a supplier of industrial power sources, industrial automation products, and electric control products for smart home appliances. The firm has accelerated its production capacity expansion, research and development, and team building with the aim of realizing its 2025 revenue target of ¥12 billion. We believe new product launches should mark the start of a chapter of steady, long-term growth for the company.

We retain a sizable overweight in CGS, which is operating in a fragmented market that is developing rapidly. It is one of the top three property management companies in China by scale with just 2% market share. We like its asset-light, cash-generative, and highly recurring business; CGS is also supported by the world’s largest property developer, Country Garden Holding, which has approximately a 7% market share in China and a capable management team.

Within consumer discretionary, we added to our position in Hope Education, one of the leading private higher education groups in China. China’s higher education industry has high entry barriers, noncyclical and rising demand, stable operating cash flow, and manageable policy risks. Hope Education is one of the leading players, with the most unlevered balance sheet, an attractive valuation, and a solid track record of merger and acquisition activity.

What is portfolio management’s outlook?

Chinese equities had a stellar 2020, and given the speed of change and the inefficiencies in the market, we believe China remains a stock picker’s paradise. There are pockets of speculative bubbles, such as in some thematic stocks, but we are still able to find attractive opportunities in the supply chains that support these industries. The transition away from a carbon-intensive economy to a more sustainable economy offers a tailwind to industrialization, and we are finding very attractive value in some industrial businesses.

We see consumption as another important pillar of growth from the government’s perspective, with a focus on quality growth. We are also finding good value in this space. These tend to be companies that offer compounding-growth opportunities, as well as some companies that are undergoing a positive product cycle. The shift of domestic demand from foreign brands to local brands provides another tailwind. With this favorable backdrop, we believe homegrown businesses can take a step further and expand into global leaders.

We believe that the largest inefficiencies in this vast China universe of more than 5,200 stocks are short-termism and investors’ obsession with mega-cap stocks. Indeed, China’s top 100 mega-caps are widely owned by investors the world over (roughly 70% of the MSCI China Index) but only represent around 2% of the universe by name count. There is an abundance of money being left on the table outside of the mega-cap space that offers a fertile hunting ground for bottom-up investors. At a time when Chinese authorities are expressing concerns about speculative bubbles and are leaning toward policy tightening, we believe that fundamental research that allows for idiosyncratic alpha generation is a favorable strategy for pursuing strong equity returns in China in the second half of 2021 and beyond.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN GREATER CHINA

The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be sensitive to adverse political, economic, or regulatory developments in China and other Asian countries and may experience significant losses in such conditions. China’s central government has historically exercised substantial control over the Chinese economy through administrative regulation and/or state ownership.

RISKS OF INTERNATIONAL INVESTING

Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S.

The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF NONDIVERSIFICATION

Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 4/30/21
Country Garden Services Holdings, China	6.3%
NARI Technology, China	4.6
SITC International Holdings, Hong Kong	3.9
Hope Education, China	3.3
Jason Furniture Hangzhou, China	2.9
Focus Media Information Technology, China	2.8
Vipshop Holdings, China	2.8
Bafang Electric Suzhou, China	2.8
Guangdong Kinlong Hardware Products, China	2.7
China Resources Land, China	2.5
China Feihe, China	2.4
Shandong Weigao Group Medical Polymer, China	2.4
Li Ning, China	2.4
Haier Smart Home, China	2.4
Yangzijiang Shipbuilding, China	2.3
Qingdao Haier Biomedical, China	2.2
Zhejiang Shuanghuan Driveline, China	2.2
Huazhu, China	2.1
Shenzhen Megmeet Electrical, China	2.1
JS Global Lifestyle, Hong Kong	2.0
China Resources Gas Group, China	2.0
Sino Biopharmaceutical, China	2.0
Arctech Solar Holding, China	1.9
MediaTek, Taiwan	1.8
Hongfa Technology, China	1.8
Total	**66.6%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/21	12/10/19[1] Through 10/31/20
NET ASSET VALUE		
Beginning of period	$ 14.95	$ 10.00
Investment activities		
Net investment loss[2][3]	(0.09)	(–)[4]
Net realized and unrealized gain/loss	4.48	4.95
Total from investment activities	4.39	4.95
Distributions		
Net realized gain	(0.25)	–
NET ASSET VALUE		
End of period	**$ 19.09**	**$ 14.95**

Ratios/Supplemental Data

Total return[3][5]	**29.70%**	**49.50%**
Ratios to average net assets:[3]		
Gross expenses before waivers/payments by Price Associates	1.44%[6]	2.49%[6]
Net expenses after waivers/payments by Price Associates	1.40%[6]	1.43%[6]
Net investment loss	(1.00)%[6]	(0.03)%[6]
Portfolio turnover rate	35.8%	60.6%
Net assets, end of period (in thousands)	$125,955	$40,838

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 5 for details of expense-related arrangements with Price Associates.
[4] Amounts round to less than $0.01 per share.
[5] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[6] Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

I Class

	6 Months Ended 4/30/21	12/10/19[1] Through 10/31/20
NET ASSET VALUE		
Beginning of period	$ 15.00	$ 10.00
Investment activities		
Net investment income (loss)[2][3]	(0.05)	0.05
Net realized and unrealized gain/loss	4.49	4.95
Total from investment activities	4.44	5.00
Distributions		
Net realized gain	(0.25)	–
NET ASSET VALUE		
End of period	**$ 19.19**	**$ 15.00**

Ratios/Supplemental Data		
Total return[3][4]	**29.94%**	**50.00%**
Ratios to average net assets:[3]		
Gross expenses before waivers/payments by Price Associates	1.31%[5]	2.48%[5]
Net expenses after waivers/payments by Price Associates	1.03%[5]	1.08%[5]
Net investment income (loss)	(0.62)%[5]	0.45%[5]
Portfolio turnover rate	35.8%	60.6%
Net assets, end of period (in thousands)	$12,880	$2,912

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 5 for details of expense-related arrangements with Price Associates.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[5] Annualized

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
CHINA 79.9%		
Common Stocks 43.4%		
Beijing Enterprises Urban Resources Group (HKD) (1)	7,508,000	1,311
China Feihe (HKD)	1,189,000	3,378
China Resources Gas Group (HKD)	508,000	2,749
China Resources Land (HKD)	752,000	3,521
China Resources Mixc Lifestyle Services (HKD) (1)	282,230	1,656
Country Garden Services Holdings (HKD)	833,000	8,726
Greentown Service Group (HKD)	944,000	1,501
Guangzhou Automobile Group, H Shares (HKD)	912,000	778
Haier Smart Home, H Shares (HKD) (1)	767,400	3,300
Hope Education Group (HKD)	13,816,000	4,645
Huazhu Group, ADR (USD) (1)	49,900	2,942
JOYY, ADR (USD)	19,812	1,883
Li Ning (HKD)	408,000	3,311
New Horizon Health (HKD) (1)	73,000	649
New Oriental Education & Technology Group, ADR (USD) (1)	52,250	797
Shandong Weigao Group Medical Polymer, H Shares (HKD)	1,504,000	3,367
Shanghai Fosun Pharmaceutical Group, Class H (HKD)	340,500	2,160
Silergy (TWD)	16,000	1,645
Sino Biopharmaceutical (HKD)	2,529,500	2,715
TAL Education Group, ADR (USD) (1)	5,355	305
Tsingtao Brewery, H Shares (HKD)	198,000	1,793
Vipshop Holdings, ADR (USD) (1)	126,824	3,902
Yangzijiang Shipbuilding Holdings (SGD)	2,962,600	3,179
		60,213
Common Stocks - China A Shares 36.5%		
Arctech Solar Holding, A Shares (1)(2)	119,422	2,590
Autel Intelligent Technology, A Shares (2)	213,377	2,414
Bafang Electric Suzhou, A Shares (CNH)	116,258	3,827
Beijing Shunxin Agriculture, A Shares (CNH)	298,815	2,286
Focus Media Information Technology, A Shares (CNH)	2,376,980	3,945
Fuyao Glass Industry Group, A Shares (CNH)	188,444	1,486
Guangdong Kinlong Hardware Products, A Shares (CNH)	126,853	3,694
Hongfa Technology, A Shares (CNH)	282,677	2,430
Jason Furniture Hangzhou, A Shares (CNH)	325,851	4,029
NARI Technology, A Shares (CNH)	1,294,842	6,372
Ocean's King Lighting Science & Technology, A Shares (2)	643,700	1,108
Qingdao Haier Biomedical, A Shares (2)	200,729	3,068
Shenzhen Megmeet Electrical, A Shares (CNH)	552,880	2,887
Sino Wealth Electronic, A Shares (CNH)	93,700	715
Wanhua Chemical Group, A Shares (CNH)	127,876	2,020
Warom Technology, A Shares (2)	371,210	1,122

Yifeng Pharmacy Chain, A Shares (CNH)	169,504	2,348
Zhejiang Shuanghuan Driveline, A Shares (2)	1,601,400	3,062
Zhongji Innolight, A Shares (CNH)	238,919	1,259
		50,662
Total China (Cost $94,044)		**110,875**
HONG KONG 9.1%		
Common Stocks 9.1%		
Galaxy Entertainment Group (1)	248,000	2,177
Impro Precision Industries	268,000	71
JS Global Lifestyle (1)	911,500	2,752
LK Technology Holdings	632,500	973
SITC International Holdings	1,432,000	5,457
WH Group	1,403,000	1,222
Total Hong Kong (Cost $7,889)		**12,652**
TAIWAN 3.2%		
Common Stocks 3.2%		
MediaTek	58,000	2,431
Win Semiconductors	156,000	2,035
Total Taiwan (Cost $3,401)		**4,466**
UNITED STATES 1.2%		
Common Stocks 1.2%		
STAAR Surgical (1)	11,700	1,603
Total United States (Cost $844)		**1,603**
SHORT-TERM INVESTMENTS 6.2%		
Money Market Funds 6.2%		
T. Rowe Price Government Reserve Fund, 0.02% (3)(4)	8,629,533	8,630
Total Short-Term Investments (Cost $8,630)		**8,630**
Total Investments in Securities 99.6% of Net Assets (Cost $114,808)		**$ 138,226**

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The China Evolution Equity Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. The fund has two classes of shares: the China Evolution Equity Fund (Investor Class) and the China Evolution Equity Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value  The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs  The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets  The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

China A Shares  The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A share market through the Shanghai-Hong Kong Stock Connect program (Shanghai Stock Connect), through the Shenzhen-Hong Kong Stock Connect program (Shenzhen Stock Connect), or through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account). Related to A shares held through the QFII, investment decisions are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. Further, the fund’s ability to repatriate cash associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently, the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY), and those acquired through the Shanghai Stock Connect and the Shenzhen Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Generally, the fund is not subject to capital gains tax related to its A share investments.

Other  Purchases and sales of portfolio securities other than short-term securities aggregated $102,505,000 and $31,712,000, respectively, for the six months ended April 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/ tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2021, the cost of investments for federal income tax purposes was $115,119,000. Net unrealized gain aggregated $23,119,000 at period-end, of which $27,050,000 related to appreciated investments and $3,931,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.70% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At April 30, 2021, the effective annual group fee rate was 0.28%.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended April 30, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $231,000 remain subject to repayment by the fund at April 30, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2021, expenses incurred pursuant to these service agreements were $34,000 for Price Associates and $51,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of April 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 675,000 shares of the Investor Class, representing 10% of the Investor Class's net assets and 25,000 shares of the I Class, representing 4% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. At the Meeting, the Board also approved an amendment to the Advisory Contract that will reduce the fund’s management fee on April 1, 2021. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays the Advisor a single fee, or an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the investors in these funds, and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential future economies of scale. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. At the time of the Meeting, the fund’s all-inclusive management fee was 0.45%. Effective April 1, 2021, the fund’s all-inclusive management fee will be reduced to 0.40%. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, and taking into consideration the Advisory Contract amendment that will go into effect on April 1, 2021, the advisory fee structure for the fund continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate, and total expenses (all of which generally reflect the all-inclusive management fee rate and do not deduct the operating expenses paid by the Advisor as part of the overall management fee) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board, which reflected the fund’s fees and expenses prior to the Advisory Contract amendment, indicated that the fund’s contractual management fee ranked in the fourth quintile (Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first and fourth quintiles (Expense Group) and third and fourth quintiles (Expense Universe).

The Board received additional information from management, including a separate approval item to reduce the fund’s management fee, with respect to the fund’s relative management fee and total expenses ranking in the fourth and fifth quintiles, and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract, and to be paid under the Advisory Contract amendment, are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of, and amendment to, the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2021